EXHIBIT 10.1
WAIVER

Reference is made to the Securities Purchase Agreement (the “Agreement”) dated April 27, 2006, by and among a21, Inc. (“a21”), its wholly owned subsidiary SuperStock, Inc. (together with a21 and ArtSelect, Inc., the “Companies”), the purchasers set forth on Exhibit A to the Agreement (the “Purchasers”) and Queequeg Partners, L.P. as agent for itself and the Purchasers.  Pursuant to the terms of the Secured Convertible Term Notes (the “Notes”) issued pursuant to the Agreement, a quarterly interest payment on the Notes is due on January 1, 2008, and April 1, 2008 (collectively, the “Interest Payment Dates”).  Capitalized used herein, but not otherwise defined shall have the meanings ascribed to them in the Notes.

In order to assist a21 with implementing its business plan and to improve a21’s liquidity, the undersigned Purchasers, on behalf of themselves and all of the other Purchasers, have agreed to waive receipt of any interest payment due to the Purchasers on the Interest Payment Dates.  As consideration for the foregoing waiver, the Companies shall issue to each Purchaser a Secured Convertible Term Note on or about and dated as of April 1, 2008, evidencing the unpaid interest otherwise due and payable to such Purchaser on the Interest Payment Dates in substantially the form and upon substantially the same terms and conditions as the Notes (each an “Interest Note”).  As further consideration for such waiver, the right of payment under each Interest Note shall be senior to the right of payment under the Notes.

Purchasers representing a majority of the Notes outstanding are required to waive any Event of Default under the Agreement.  The undersigned Purchasers hereby waive any Event of Default which has occurred or may occur under the Notes in connection with or otherwise related to the January 1, 2008, and/or the April 1, 2008, interest payments.

This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be considered to be an original and all of which taken together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Waiver shall be effective as delivery of an original executed counterpart of this Waiver.

Dated as of January 31, 2008

PURCHASER(S):
By:
Name:	<Noteholder>
Title:	<Title>

[Additional Signatures Follow]

COMPANIES:

a21, INC.
By:
Name:	Thomas Costanza
Title:	Chief Financial Officer

SUPERSTOCK, INC.
By:
Name:	Thomas Costanza
Title:	Chief Financial Officer

ARTSELECT, INC.
By:
Name:	Thomas Costanza
Title:	Chief Financial Officer